UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015

The Habit Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36749	36-4791171
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

17320 Red Hill Avenue, Suite 140
Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

(949) 851-8881

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 10, 2015, The Habit Restaurants, Inc., a Delaware corporation (the “Company”), issued a press release announcing its fourth quarter and fiscal 2014 financial results. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

The information contained in this Item 2.02, including the related information set forth in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 7.01. Regulation FD Disclosure.

On February 10, 2015, the Company announced that it will discuss its results for its fourth quarter and fiscal 2014 during a conference call on Tuesday, March 10, 2015, at 2:00 p.m. Pacific Time.

The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD. As detailed in the press release attached hereto as Exhibit 99.1, a replay of this call will be available to all those who cannot listen to the live broadcast. The press release referenced in Item 2.02 of this Current Report on Form 8-K and incorporated herein by reference also includes information concerning the Company’s 2015 financial outlook.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of The Habit Restaurants, Inc., dated March 10, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Habit Restaurants, Inc.

By:	/s/ Ira Fils
Ira Fils Chief Financial Officer and Secretary

Date: March 10, 2015

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of The Habit Restaurants, Inc., dated March 10, 2015.